UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008

United Parcel Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.

On January 30, 2008, United Parcel Service, Inc. (the “Company”) issued a press release containing information about the Company’s results of operations for the fourth quarter and year ended December 31, 2007. The press release was furnished to the SEC on a Form 8-K filed on February 1, 2008.

On February 29, 2008, the Company issued a press release that revised its previously announced results of operations for the fourth quarter and year ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated February 29, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.

Date: February 29, 2008	By:	/s/ Kurt P. Kuehn
Kurt P. Kuehn
Senior Vice President,
Chief Financial Officer and Treasurer